Exhibit 99.1

1 August 2026

2 - CONFIDENTIAL - Forward Looking Statements This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding the potential of our Proprietary Ultra Low Temperature Cryoablation technology, the durability and reproducibility of the clinical data from our FULCRUM-VT pivotal study, our research, development and regulatory plans, and our strategy, future operations, future financial position, future revenues, projected costs, prospects, plans and objectives of management, are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements speak only as of the date of this presentation and are subject to a number of known and unknown risks, assumptions, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from those expressed or implied by any forward-looking statements and which may be beyond our control. We caution you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, the ability to implement business plans, forecasts and other expectations after the recently completed business combination, the outcome of any legal proceedings that may be instituted against us, the ability to recognize the anticipated benefits of the recently completed business combination, which may be affected by, among other things, competition, our ability to grow and manage growth profitability, and our ability to meet Nasdaq’s listing standards, risks that internal and external costs required for ongoing and planned activities may be higher than expected, which may cause us to use cash more quickly than we expect or change or curtail some of our plans, or both; risks that our expectations as to expenses, cash usage, and cash needs may prove not to be correct for other reasons such as changes in plans or actual events being different than our assumptions, our ability to achieve future financial targets, changes in our business or external market conditions, challenges inherent in developing, manufacturing, launching, marketing, and selling new products, interruptions or delays in the supply of components or materials for, or manufacturing of, our products, unanticipated increases in costs or expenses, continued or sustained budgetary, inflationary, or recessionary pressures, uncertainties in contractual relationships, reductions in research and development spending or changes in budget priorities by customers, uncertainties relating to our research and development activities, potential product performance and quality issues, and intellectual property risks. Risks regarding our business are described in detail in our Securities and Exchange Commission (“SEC”) filings, our Annual Report on Form 10-K for the year ended December 31, 2024, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, and our other filings with the SEC, which are available on the SEC’s website at www.sec.gov. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. The forward-looking statements contained in this presentation reflect our current views with respect to future events, and we assume no obligation to update any forward-looking statements except as required by applicable law. Management's Estimates We have based our estimates of the total addressable market and growth forecasts on a number of internal and third-party estimates and resources, including, without limitation, third party reports and the experience of the management team across the industries. While we believe our assumptions and the data underlying our estimates are reasonable, these assumptions and estimates may not be correct and the conditions supporting such assumptions or estimates may change at any time, thereby reducing the predictive accuracy of these underlying factors. In addition, the novelty of the markets for our products may make our assumptions and estimates more uncertain. As a result, our estimates of the total addressable market and growth forecasts for our products are subject to significant uncertainty and may prove to be incorrect. If third-party or internally generated data prove to be inaccurate or we make errors in our assumptions based on that data, the total addressable market for our products may be smaller than we have estimated, our future growth opportunities and sales growth may be impaired, any of which could have a material adverse effect on our business, financial condition and results of operations. Industry and Market Data; Trademarks Certain information contained in the presentation relates to or is based on studies, publications, statistics and surveys from third-party sources, and on our own internal estimates and research. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. While we believe that the third-party sources and our internal research are reliable, such sources and research have not been verified by any independent source. Any data on past performance or modeling contained herein is not an indication as to future performance. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to such industry and market data. The information contained in the third-party citations referenced in this presentation is not incorporated by reference into this presentation. This presentation may include trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. The inclusion of particular trademarks, service marks, trade names and copyrights of other companies is not intended to, and does not, imply a relationship with us or our endorsement or sponsorship. We own or have rights to various trademarks, service marks, trade names and copyrights in connection with the operation of our business which are also included in this presentation. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the, ℠, ©, or ® symbols, but we will assert, to the fullest extent under applicable law, the right of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Disclaimer

3 - CONFIDENTIAL - Leadership Team Over 200 Combined Years of Med Tech Experience Select Prior Experiences Doug Kurschinski VP Clinical Affairs Ilya Grigorov, PhD VP Global Marketing & Product Management Matthew Hakimi, MD Medical Director Marie-Claude Jacques Sr VP, Global Sales Antwan Gipson Sr VP, Manufacturing & Operations Todd Usen Chief Executive Officer Debbie Kaster Chief Financial Officer & Chief Business Officer Nabil Jubran Chief Compliance Officer Alex Babkin, PhD Chief Technology Officer

4 - CONFIDENTIAL - Adagio Medical Overview ¹ Based on management’s analysis and calculations using internal and third-party estimates and resources, subject to certain assumptions and limitations. As of March 31, 2026. The Only Purpose-Built Catheter for the Large, Underserved VT Ablation Market VT Causes Over 70% of the 300,000 Sudden Cardiac Deaths Each Year in the U.S. Alone $5.8B VT ABLATION MARKET Only 6% penetrated today 2.4% LOWEST MAJOR ADVERSE EVENT RATE vs. 18–21% for current devices 84% FREEDOM FROM ICD SHOCK at 6 months 350+ PATIENTS TREATED Ischemic & non-ischemic cardiomyopathy Q4 ’26 FDA APPROVAL EXPECTED 209 Patients 100% Enrolled; Reimbursement in Place; Breakthrough Designation 2-Year COMPETITIVE HEAD START Strong IP · Next-gen device in clinical trial

5 - CONFIDENTIAL - FDA IDE approval for vCLAS Ultra (next-gen substudy) Fully enrolled 209-patient FULCRUM-VT trial — < 11 months >13 compassionate use vCLAS cases completed Pivotal results presented at HRS 2026 ¹ Based on management’s analysis and calculations using internal and third-party estimates and resources, subject to certain assumptions and limitations. As of March 31, 2026. ✓ Accomplished ◎ Upcoming — Next Twelve Months Building Value through Real, Achievable Near-Term Milestones Adagio Medical: Multiple Value Creating Milestones Executing on Every Front – Significant Near Term Catalysts Still Ahead ✓ ✓ ✓ ✓ ✓ PMA submission to FDA for vCLAS approval vCLAS Ultra sub-study enrollment completion First patient in — vCLAS Ultra IDE sub-study Acute results — vCLAS Ultra sub-study → → → → FDA approval - vCLAS → → Limited market release — vCLAS vCLAS Ultra compassionate use case – first human case ✓ ✓ CMS approval of coverage for vCLAS Ultra IDE Study

6 - CONFIDENTIAL - Goals of VT Ablation Restore Normal Heart Rhythm; Decrease ICD shocks and Anti-Arrhythmic Drugs 1) Adopted from: Mayo Clinic, https://www.mayoclinic.org/ Normal Electrical Conduction Ventricular Tachycardia (VT) Requires a safe procedure that achieves lesion depth and durability for acute success and to minimize future recurrences Ventricular tachycardia (VT) is a rapid, often dangerous heart rhythm originating from within the ventricles, characterized by a disruption in the normal electrical conduction system. VT ablation seeks to: • Create small lesions in the heart to block the faulty electrical signals causing the arrhythmia. • Goal to interrupt the abnormal electrical circuit, often by targeting specific pathways within scar tissue Epicardial Outside the heart Endocardial Inside the heart

Estimated $5.8B Global TAM for VT Ablation

Underpenetrated Market with Meaningful Growth Potential and Established U.S. Reimbursement


~$5.8B Global TAM
~1.6M
Global Patients Eligible for VT Ablation Annually
~$1.6B U.S. TAM
(Assumes $8K ASP in U.S.)
~200K
U.S. Patients Eligible for VT Ablation Annually
Idiopathic VT and Premature Ventricular Contractions
~780K Cases Unserved
~1.6M
Global Patients Eligible for VT Ablation Annually
~70K
~30K
Structural Heart Disease VTs
~730K Cases Unserved

~100K current VT ablation procedures represent ***only 6% penetration*** *of the global TAM*

Note: Market size, number of procedures and patients, and current market penetration are based on management's analysis and calculations using internal and third-party estimates and resources, subject to certain assumptions and limitations.

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8 - CONFIDENTIAL - 0 200 400 600 800 1000 1200 1400 1600 2005 2010 2015 2020 2025 2030 Global Procedures1 VT Market Poised for AF-Like Acceleration Fueled by Data Supporting Guidelines and Purpose-Built VT Solution 1) The current catheter market size, historical and future market growth are based on management's analysis and calculations using internal and third-party estimates and resources, subject to certain assumptions and limitations. 2) Sapp JL, Tang ASL, Parkash R, Stevenson WG, et al, Catheter Ablation or Antiarrhythmic Drugs or Ventricular Tachycardia. N Engl J Med 2024 Nov 16. doi: 10.1056/NEJMoa2409501 3) Tung R, Xue Y, Chen M, Jiang C, et al. First-Line Catheter Ablation of Monomorphic Ventricular Tachycardia in Cardiomyopathy Concurrent With Defibrillator Implantation: The PAUSE-SCD Randomized Trial. Circulation. 2022;145:1839–1849 4) Ding WY, Pearman CM, Bonnett L, et al. Complication rates following ventricular tachycardia ablation in ischaemic and non-ischaemic cardiomyopathies: a systematic review. Journal of Interventional Cardiac Electrophysiology (2022) 63:59–67 Large patient population (~12M patients) Significant investment in ablation and mapping technology Procedural standardization; stable, predictable efficacy Reduced complexity, complications and procedure time Large, heterogeneous (and sick) patient population (1.6M patients) Market in need of purpose-built catheter addressing VT-specific requirements − Lower rate of complications − Safe ablation of large, deep lesions − Low-risk (endocardial) approach − Catheter stability − Hemodynamic management AF: Historic 10-13% Growth1 VT: Historic 5-8% Growth1 2012: Positive guideline changes for AF catheter ablation VT Ablation Poised for Acceleration VANISH 2 and PAUSE-SCD studies provide emerging evidence for VT ablation as a 1st line therapy2,3 Studies starting in 2010 led to guidelines now supporting AF ablation as 1st line therapy4 10%-13% Growth in AF Ablation

Challenges of Current VT Ablation Catheters

Current Products are Repurposed Catheters Designed for Atrial Ablations

- Lack of Depth for Effective Lesions
- High Risk of Hemolysis
- Epicardial Approach Required for Deep Lesions Adds Risk
- Lack of Stability in Moving Ventricular Structures
- Irrigation Required in Fluid Compromised Patients
- Thermal Effect/Steam Pop
- Nitroglycerin Utilized to Reduce Vasospasm
- Electrical / Pulsed Current

11.5% Total Procedural Complication Rate with Current Technologies[1,2]

1) Ding WY, Pearman CM, Bonnett L, et al. Complication rates following ventricular tachycardia ablation in ischaemic and non-ischaemic cardiomyopathies: a systematic review. Journal of Interventional Cardiac Electrophysiology (2022) 63:59–67
2) Cheung JW, Yeo I, Ip JE, et al. Outcomes, Costs, and 30-Day Readmissions After Catheter Ablation of Myocardial Infarct–Associated Ventricular Tachycardia in the Real World. Circ Arrhythm Electrophysiol. 2018;11:e006754

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1 0 - CONFIDENTIAL - Ultra Low Temperature Ablation (ULTA): Purpose Built for VT Ablation Clinically Tested in Patients with Ischemic and Non-Ischemic Cardiomyopathy Designed to address all VTs Durable lesions of titratable depth and size Endocardial ablations of mid-myocardial scar Catheter stability during energy delivery Time and effort: efficient procedures with few lesions No irrigation simplifies hemodynamic management Open platform works with current mapping technologies Overview Ablative power to produce large footprint, depth-controlled endocardial lesions ≥10 mm, unaffected by the presence or location of the scar

1 1 - CONFIDENTIAL - Greater Than 2x Lesion Depth with ULTA Note: Video courtesy Dr. Petr Neuzil, Nemecina Na Homolce, Prague, CZ. Preclinical images are adopted from Verma et al. 1) De Potter T, Balt, JC, Boersma L, et al. First-in-Human Experience With Ultra-Low Temperature Cryoablation for Monomorphic Ventricular Tachycardia. J Am Coll Cardiol EP 2023; 9(5):686-691; Verma A, Essebag V, Neuzil P, et al. Cryocure-VT: the safety and effectiveness of ultra-low-temperature cryoablation of monomorphic ventricular tachycardia in patients with ischaemic and non-ischaemic cardiomyopathies. EP Europace 2024; 26(4):euae076 0 2 4 6 8 10 12 14 16 18 Radiofrequency ULTC Lesion Depth Healthy Tissue Scar Deep (as well as large area) ischemic scars Mid-myocardial non-ischemic scars All-cause sub-epicardial circuits from endocardium 2.1x 2.6x Minimal attenuation in scar tissue Standard Deviation Ventricle Depth from Different Energy Sources1 ULTA Freeze and Lesions (Pre-Clinical) Wider Deeper

Adagio MEDICAL

FULCRUM-VT* Pivotal Study – vCLAS First Generation

84%
Freedom from ICD Shock
at 6 months

2.4%
Major Adverse Events
*vs. 10-18% for RF and PFA ablation***

78%
Reduction or Elimination of AAD
at 6 months

>50%
Reduction in Number of Lesions
*vs. RF, PFA and PFA/ RF ablation****

Overview

Study Design

- Single arm; 209 patients across ~20 sites
- Ischemic cardiomyopathy / Non-ischemic cardiomyopathy
- Endocardial only
- PMA Submitted May 2026

Proposed Indication:

- Treatment of drug-refractory, recurrent, sustained monomorphic ventricular tachycardia in patients with ischemic or non-ischemic structural heart disease

FULCRUM-VT Centers


McGill
MHI
Brigham & Women
Beth-Israel
UM
Cornell
Northwell
Mt. Sinai
OSU
UPenn
JHU
VUMC
UCSF
Baptist Health
Sentara
LBMH
Vanderbilt
Banner
MUSC
St. Davids

* FEASIBILITY OF ULTRA-LOW TEMPERATURE CRYOABLATION FOR RECURRING MONOMORPHIC VT, NCT #05675865 Source: Adagio Medical CS-300. Data on File
** Excludes registry studies.
*** Per HRS 2026 late breaker sessions

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Compassionate Use Cases

Highlights Clinical Need for vCLAS

Selected Case Details

	Clinical Situation	Treatment History Prior to vCLAS
Patient 1	• Surgical repair of LV aneurism; Hypertrophic basal lateral scar	• 2 prior RF ablations, including through CS • No epicardial ablation option
Patient 2	• ARVC with moderator band VT	• 3 prior RF ablations
Patient 3	• ARVC (epicardial scar)	• 3 prior RF ablations • No epicardial ablation option due to RCA proximity
Patient 4	• Basal septal scar LV with anterior and inferior involvement • Tissue thickness 10-15 mm	• 5 prior RF ablations
Patient 5	• Hypertrophic LV with apical aneurism	• 4 prior ablations, including RF, off-label focal PFA + ethanol injection

Adagio receives vCLAS compassionate use requests regularly and cases are ongoing

Common Clinical Studies

- Multiple failed prior ablations
  - RF, PFA, Dual Energy
- Thick target tissue
- Likely mid-myocardial / sub-epicardial targets
- Lack of epicardial ablation option



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1 4 - CONFIDENTIAL - Next Generation vCLAS Ultra: Faster • Colder • Deeper FULCRUM-VT Expansion Trial: CMS Approved to Cover Trial Cost and Enrollment Underway * K. Dyrda et al. Initial Pre-Clinical Evaluation of the Augmented Ultra-Low Temperature Cryoablation Catheter for Ventricular Ablations. J Cardiovasc Electrophysiol 2026 ~4. min. ~30-60 sec. 1st Gen Catheter 2nd Gen Catheter 75% Reduction Image of Cryoablation Element Sheath Compatibility 9 Fr 8.5 Fr Shaft Stiffness Profile Uniform Variable Bi-Directional Deflection F/F D/F Ablation Element Length 15 mm 12 mm Number of Electrodes 8 6 # of Freezes per Lesion 2 1 COGS – > 50% reduction 1st Gen 2nd Gen Freeze Time Per Lesion Reduction*

1 5 - CONFIDENTIAL - First Human Case: Next-Gen vCLAS Ultra System Patient Profile Non-ischemic cardiomyopathy with a history of multiple failed radiofrequency (RF) and coronary venous alcohol ablations for ventricular tachycardia (VT) Regulatory Pathway Procedure performed under FDA Expanded Access authorization Early Outcome Patient remains free from VT recurrence at two-month follow-up -170°C Single-freeze ablation temperature 50–75% Potential reduction in ablation time* ≤30 min Shorter ablation time vs. first-generation system* *Based on pre-clinical data ““…The proven safety profile of ULTA has allowed physicians to confidently ablate near critical structures — an increasingly important consideration in modern VT practice… …Most Importantly vCLAS Ultra provides us with the potential for a single catheter capable of addressing the full range of substrates we encounter in real-world practice” Dr. Greg Supple | Director of Inpatient EP Services at HUP, Treating Physician Compassionate Use Case at Hospital of the University of Pennsylvania (HUP)

ULTA vs. Traditional Cryo

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Comparison of Cryogens Used in Medical Devices for Cardiac Applications

Device	Example	Cryogen	Approx. Min. Cryogen Temp.	Approx. Ablation Element Temp.	Cooling Power	Use Case	Lesion Depth	Limitations / Advantages
Traditional Cryo (Nitrous Oxide-Based)	 *Medtronic Cryoballoon* *Medtronic Linear Ablation* *AtriCure cryoFORM*	Nitrous oxide	-85°C	-60°C	Low	**Endocardial; limited to atrial applications**	**Shallow; ineffective for ventricular ablation**	X Requires occlusion of flow; not suitable for thick myocardial tissue
ULTA	 *Adagio vCLAS*	Near-critical nitrogen	-195°C	-145°C	High	**Endocardial including ventricular ablation**	**Deep; effective even in high-perfusion areas**	✓ **Enables durable lesions in thick myocardial tissue**
Next Gen ULTA	 *Adagio Next Gen*	Critical Nitrogen with on-tip expansion cooling	-195°C	-170°C	Very High	**Endocardial and ventricular ablation**	Deep; effective in high perfusion areas	✓ **Shorter ablation times due to enhanced thermal gradient** ✓ Lower operating pressures improve procedural safety ✓ Optimized lesion control, ability to titrate treatment, and overall procedural efficiency

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Adagio MEDICAL

Established U.S. Reimbursement

VT Ablation Covered by Existing Codes[1]

Existing U.S. Reimbursement

$25-32k	**$31.7k**
Inpatient (DRG) Payment Amount	Outpatient (APC) Payment Amount
~40%	**~60%**
% of VT Ablation Procedures	% of VT Ablation Procedures

Breakthrough Designation Increases Likelihood of Additional Payment Through NTAP[2]

New Technology Add-On Payment (NTAP) for Inpatient Procedures

- Goal of NTAP is to cover the majority (up to 65%) of costs in excess of DRG[3]
- Breakthrough Designation reduces the criterion for NTAP (Adagio grandfathered into repealed NTAP rules[4])
  - Cost – higher charge per case
  - ✓ Substantial clinical improvement – ***waived by CMS for devices with Breakthrough Designation***
  - ✓ Newness – ***waived by CMS for devices with Breakthrough Designation***

1) 2027 Codes; Outpatient code is proposed
2) The incremental payment gets added to the standard payment for the intervention
3) Payment amount varies and depends on hospital specific charges and metrics
4) BDD must have been granter prior to Sept 30, 2026, and FDA approval must be granted by by May 1, 2028

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1 8 - CONFIDENTIAL - Anticipated Regulatory Timeline & Major Milestones Next Gen vCLAS Ultra System vCLAS ULTA System Enrollment Complete & Acute Data Read Out Q4 2025 ✓ Late Breaker Pivotal Data (HRS) & FDA Submission Q2 2026 PMA Approval Q4 2026 / Q1 2027 U.S. Launch (Limited Market Release) 1H 2027 Submit IDE Supplement Q4 2025 ✓ IDE Sub-Study Approval Q2 2026 First Patient In Q3 2026 HRS Q2 2027 PMA Approval Q1 2028 ✓ Complete - -Upcoming 2025 2026 2027 2028

Pulsed Field Cryoablation Pipeline Technology & IP

Desired Depth with Less Energy than PFA Alone

Increased impedance of frozen tissue dramatically reduces PFA current

- Consistent tissue contact
- No phrenic nerve capture
- No or minimal skeletal muscle activation
- No or minimized microbubbles
- No or minimized coronary spasm vs PFA



Pulsed E-field
Target Tissue
Catheter
-145°C
-30°C
-145°C
-30°C
<0°C

	PFA	ULTA	PFCA
Pulsed Current	~ 25 amp[2]	Zero	< 1 amp
Ablation Time	<10s of seconds[1]	~60-120 seconds[3,4]	~30 seconds[5,6]

Demonstrated in AF through the PARALLEL study – but even more applicable to VT

1) Shapira-Daniels A, et al. Circ Arrhythm Electrophysiol 2019
2) Verma A, et al. J Cardiovasc Electrophysiol 2022
3) De Potter T, et al. JACC EP 2022
4) De Potter T, et al. JACC EP 2023
5) Essebag V et al. J. Cardiovasc Electrophysiol 2025
6) Dewland T, et al. HRS 2023, submitted to JACC EP

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2 0 - CONFIDENTIAL - Adagio Medical: VT Ablation without Compromise Purpose-Built Solution to Effectively Treat VT while Avoiding Challenges of Current Technologies Ultra-Low Temperature Ablation – Deep, Fast, Titratable Nitroglycerin Irrigation High risk of Hemolysis Epicardial Approach No Instability Thermal Effect/Steam Pop ULTA VT Ablation !

2 1 - CONFIDENTIAL - Select Financials and Capitalization ($ in millions) At 06/30/26 Cash and Cash Equivalents $7.7M Convertible Notes Payable (including accrued interest) $24.8M Shares Outstanding 22.2M Total Base Warrants ($10 ex. price) 7.5M Total Convert Warrants ($24 ex. price) 1.5M Total PIPE Warrants ($1.71 ex. price) 18.0M Total Pre-funded PIPE Warrants 3.0 M

2 2 - CONFIDENTIAL - Additional leading healthcare investors October 2025 PIPE of up to $50M To Advance vCLAS and vCLAS Ultra Adagio closed a private investor confidence in our proprietary, disruptive technology for VT and validating our product and FDA pathway • $19 million in upfront funding • $31 million tied to achievement of 3 milestones ($10 million each) each expiring upon the earlier of 5 years or 30 days following the achievement of each milestone: Exercise of outstanding Warrants already assumed in fully diluted share count October 2025 Financing of Up to $50 Million Validation From Leading Healthcare Investors 1. Pivotal Data Readout1 Achieved April 26, 2026 2. FDA Approval of vCLAS 1st generation ULTA technology Expected by Year End 2026 3. FDA Approval of vCLAS Ultra next-gen ULTA technology Expected by Early 2028 1) Tranche A pivotal data readout warrants expired unexercisd

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Adagio MEDICAL

Investment Highlights

- Two-Year Lead with Purpose Built Catheter to Address VT Ablations without Compromises
- Addressing Underserved, 6% Penetrated, $5.8 Billion VT Ablation Market[1]
- Best-in-Class Results from Rigorous CRYOCURE-VT and FULCRUM-VT Studies
- FDA Approval of vCLAS as First Approved Purpose-Built VT Catheter Expected Q4/2026
- Breakthrough Device Designation from FDA
- Next Gen ULTA Addressing Evolving Needs of Market Enrolling; FDA Approval Expected Q1 2028
- Established Reimbursement with VT Ablation Covered by Existing Codes

1) Market size and current market penetration are based on management's analysis and calculations using internal and third-party estimates and resources, subject to certain assumptions and limitations.

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